                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                  May 22, 2000
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                Date of Report (Date of earliest event reported)



Delaware                       333-64671          13-3770955
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(State or other jurisdiction   (Commission File  (I.R.S. Employer
of incorporation)              Number)           Identification No.)



                550 South College Avenue, Newark, Delaware 19713
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               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
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              (Registrant's telephone number, including area code)

Item 5.   Other Events

          The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended April 30, 2000 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit No.         Description
               -----------         -----------
               20                  Statement to Noteholders and
                                   Certificateholders for the
                                   April 2000 Collection Period

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Daimler-Benz Vehicle Owner Trust 1998-A
                                                  (Registrant)

                                        By:  Mercedes-Benz Credit Corporation,
                                             as Servicer


Date:  June 5, 2000                     By: /s/David H. Olsen
                                            --------------------------------
                                            Name:  David H. Olsen
                                            Title: Vice President and Controller

                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

   20 Statement to Noteholders and Certificateholders for the April 2000 Collection Period